WisdomTree Euro Debt Fund (Ticker Symbol: EU)

(the “Fund”)

Important Notice

Supplement Dated January 7, 2015

to the currently effective Summary Prospectus, Statutory Prospectus and

Statement of Additional Information

for the Fund

The following information should be read in conjunction with the Prospectuses and Statement of Additional Information listed above for the Fund.

The Board of Trustees, after careful consideration, has determined to close the Fund.

After the close of business on February 11, 2015, the Fund will no longer accept creation orders. The last day of trading of shares of the Fund on the NYSE Arca will be February 11, 2015. Shareholders may sell Fund shares through a broker in the standard manner through this date. Customary brokerage charges may apply to such transactions. When the Fund commences liquidation of its portfolio, which may occur before February 11, 2015, the Fund will be increasing its cash holdings and deviating from the investment objective and strategies stated in its prospectus.

It is anticipated that shareholders remaining in the Funds on February 18, 2015 will have their shares redeemed automatically on this date and will receive cash in an amount equal to the net asset value of their shares as of the close of business on February 18, 2015. This amount is expected to include any accrued capital gains and dividends. Shareholders remaining in the Fund on February 18, 2015 will not be charged any transaction fees by the Fund. Whether you sell your shares or are automatically redeemed on February 18, 2015, you will generally recognize a capital gain (or loss) equal to the amount you receive for your shares above (or below) your adjusted cost basis in such shares. Please consult your personal tax advisor about the potential tax consequences.

If you would like additional information, including information about other WisdomTree Funds, please call 1-866-909-9473 or visit www.wisdomtree.com.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

WIS-SP-001-0115